UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Information Statement

Humanigen, Inc.
(Name of Registrant As Specified In Its Charter)

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Humanigen, Inc.

533 Airport Blvd., Suite 400

Burlingame, CA 94010

650-243-3100

NOTICE OF ACTION BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

FIRST MAILED TO STOCKHOLDERS ON OR ABOUT AUGUST       , 2020

Dear Stockholder:

This Notice and accompanying Information Statement are being furnished to stockholders of Humanigen, Inc., a Delaware corporation (the “Company”), of record on July 29, 2020 (the “Record Date”) to advise such stockholders that on July 29, 2020, certain stockholders of the Company (the “Consenting Stockholders”) collectively holding approximately 63% of the Company’s outstanding common stock, par value $0.001 per share (“common stock”), approved the following actions (collectively, the “Actions”) by written consent in lieu of a special meeting, in accordance with the applicable provisions of the Delaware General Corporation Law (“DGCL”), the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), and the Company’s Second Amended and Restated Bylaws (the “Bylaws”):

1.	The approval of an amendment to Article IV of our Charter to increase the number of authorized shares of our common stock from 225,000,000 to 750,000,000, as set forth in the form attached to the accompanying Information Statement as Appendix A (“Action No. 1”);

2.	The approval of an amendment to Article IV of our Charter that will give the Board the discretion, until July 29, 2021, to effect a reverse stock split whereby each outstanding 2, 3, 4, 5, 6, 7, 8, 9 or 10 shares of our common stock may be combined, converted and changed into one share of our common stock, with the final ratio (if any) as may be determined by and subject to final approval of the Board of Directors of the Company (the “Board”), as set forth in the form attached to the accompanying Information Statement as Appendix B (“Action No. 2”); and

3.	The approval of the Humanigen, Inc. 2020 Omnibus Incentive Compensation Plan, as set forth in the form attached to the accompanying Information Statement as Appendix C (“Action No. 3”).

The accompanying Information Statement is first being mailed on or about August       , 2020 to our stockholders of record as of the close of business on July 29, 2020. If you were a stockholder of record on such date, you will receive one or more copies of the accompanying Information Statement. Under the federal securities laws, although the Consenting Stockholders have already approved the Actions, none of the Actions will be effective until at least 20 calendar days after the accompanying Information Statement is sent or given to the stockholders of record of the Company as of the Record Date. Furthermore, the Board retains sole discretion to implement or abandon Action No. 2 to amend Article IV of the Charter to effect a reverse stock split, based on its determination of whether effecting a reverse stock split is advisable and in the best interests of the Company and its stockholders. Therefore, a reverse stock split may not occur notwithstanding the approval provided by the Consenting Stockholders.

You are urged to read the accompanying Information Statement in its entirety for a description of the Actions taken by the Consenting Stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

Dr. Cameron Durrant
Chairman of the Board and Chief Executive Officer

August       , 2020

Humanigen, Inc.

533 Airport Blvd., Suite 400

Burlingame, CA 94010

650-243-3100

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

ABOUT THIS INFORMATION STATEMENT

This Information Statement is being furnished to the stockholders of Humanigen, Inc., a Delaware corporation (the “Company”, “Humanigen”, “we”, “our” or “us”), as of July 29, 2020 (the “Record Date”).

We hereby advise such stockholders of record on the Record Date that on July 29, 2020, certain stockholders of the Company (collectively, the “Consenting Stockholders”), which, as of the Record Date, collectively held approximately 63% of our outstanding common stock, par value $0.001 per share (“common stock”), approved the following actions (collectively, the “Actions”) by written consent in lieu of a special meeting, in accordance with the applicable provisions of the Delaware General Corporation Law (“DGCL”), the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), and the Company’s Second Amended and Restated Bylaws (the “Bylaws”):

4.	The approval of an amendment to Article IV of our Charter to increase the number of authorized shares of our common stock from 225,000,000 to 750,000,000, as set forth in the form attached to this Information Statement as Appendix A (“Action No. 1”);

5.	The approval of an amendment to Article IV of our Charter that will give the Board the discretion, until July 29, 2021, to effect a reverse stock split whereby each outstanding 2, 3, 4, 5, 6, 7, 8, 9 or 10 shares of our common stock may be combined, converted and changed into one share of our common stock, with the final ratio (if any) as may be determined by and subject to final approval of the Board of Directors of the Company (the “Board”), as set forth in the form attached to this Information Statement as Appendix B (“Action No. 2”); and

6.	The approval of the Humanigen, Inc. 2020 Omnibus Incentive Compensation Plan (the “2020 Equity Plan”), as set forth in the form attached to this Information Statement as Appendix C (“Action No. 3”).

On July 27, 2020, the Board unanimously approved each of the Actions, and recommended each of the Actions for approval by our stockholders. The Consenting Stockholders, comprising beneficial owners, as of the Record Date, holding an aggregate of 132,493,142 shares of our common stock, or approximately 63% of our outstanding common stock as of the Record Date, approved the Actions by written consent in lieu of a special meeting on July 29, 2020, in accordance with the DGCL. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

The Record Date for determining stockholders entitled to receive this Information Statement is July 29, 2020, the date that the Consenting Stockholders approved the Actions by written consent. As of the close of business on the Record Date, we had 210,499,810 shares of common stock outstanding and entitled to vote on the matters acted upon in the action by written consent of our Consenting Stockholders.

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate actions described above without a meeting of stockholders to all stockholders who did not consent in writing to the Actions. This Information Statement serves as the notice required by Section 228 of the DGCL.

In accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”), the Actions will not become effective until at least 20 calendar days after we send this Information Statement to our stockholders of record as of the Record Date. Furthermore, the Board retains sole discretion to implement or abandon Action No. 2 to amend Article IV of the Charter to effect a reverse stock split, based on its determination of whether effecting a reverse stock split is advisable and in the best interests of the Company and its stockholders. Therefore, a reverse stock split may not occur notwithstanding the approval provided by the Consenting Stockholders.

THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN ON OR ABOUT AUGUST     , 2020 TO THE HOLDERS OF OUR COMMON STOCK AS OF JULY 29, 2020 AND IS BEING DELIVERED TO INFORM YOU OF THE CORPORATE ACTIONS DESCRIBED HEREIN BEFORE SUCH ACTIONS TAKE EFFECT IN ACCORDANCE WITH RULE 14C-2 OF THE SECURITIES EXCHANGE ACT OF 1934 (THE “EXCHANGE ACT”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ACTION NO. 1

APPROVAL OF A CHARTER AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Background

On July 27, 2020, the Board unanimously approved, and recommended that our stockholders approve, an amendment to our Charter to increase the number of our authorized shares of common stock from 225,000,000 shares to 750,000,000 shares (the “Charter Amendment”). On July 29, 2020, the Charter Amendment was approved by the Consenting Stockholders holding approximately 63% of our outstanding shares of Common Stock on the Record Date. The form of Charter Amendment is set forth in Appendix A to this Information Statement.

Reasons for Stockholder Approval

The Company currently does not have sufficient authorized but unissued shares of common stock available for future issuance in respect of currently outstanding stock options and warrants. Dr. Cameron Durrant, the Company’s Chairman and Chief Executive Officer, has agreed not to exercise his stock options until additional shares of common stock are authorized for issuance. However, additional authorized shares of common stock are necessary for the Company to adopt and utilize the 2020 Equity Plan, described in more detail under Action No. 3, to attract and retain qualified employees, directors and consultants. The Board believes that the availability of additional authorized shares of common stock will provide the Company with necessary flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be in the best interest of the Company and its stockholders including, without limitation, future issuances in connection with financing activities, investment opportunities, licensing agreements, acquisitions or other issuances. Without the proposed increase in the number of authorized shares of common stock, we would not be able to execute our corporate strategy and complete any of the above corporate actions if determined by the Board to be in the best interests of the Company and its stockholders.

Action by Written Consent; No Further Vote Required

Pursuant to Section 228 of the DGCL and in accordance with our Charter and Bylaws, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Pursuant to the DGCL, the Charter Amendment must be approved by a majority of the outstanding shares of Common Stock, and therefore the Company elected to obtain stockholder approval of the Charter Amendment by written consent of the Consenting Stockholders. Because the requisite stockholder approval for the Charter Amendment has been received, all corporate approvals by or on behalf of the Company required for the Charter Amendment have been obtained and no further votes will be needed.

Purpose and Effects of the Charter Amendment

The Charter Amendment will increase the number of authorized shares of common stock from 225,000,000 shares to 750,000,000 shares of common stock. Upon effectiveness of the 2020 Equity Plan, which is described in Action No. 3 of this Information Statement and has also been approved by our stockholders by written consent in lieu of a special meeting, approximately 35,000,000 shares of our common stock will be reserved for issuance under the 2020 Equity Plan. Other than in connection with stock option grants to newly hired executive officers of the Company, which will be made pursuant to the 2020 Equity Plan following the effectiveness of the Charter Amendment and once the plan has become effective, the Board has not approved any plans, arrangements or understandings to issue any of the shares of common stock that will be newly available for issuance as a result of the Charter Amendment.

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The Reverse Stock Split Charter Amendment as described in Action No. 2 of this Information Statement has also been approved by our stockholders by written consent in lieu of a special meeting. If the Board elects to effect the reverse stock split, the number of authorized shares of our common stock would not change as a result of the reverse stock split. However, because the number of our issued and outstanding shares of common stock would decrease following any reverse stock split, the number of shares available for issuance by us in the future would effectively increase.

The increase in the number of authorized shares of our common stock as a result of the Charter Amendment will not change the number of shares of common stock outstanding; will not result in any changes to the terms of our common stock or the rights of the holders thereof; and will not have any immediate dilutive effect on the current holders of our common stock. However, the issuance of additional shares of common stock authorized by the Charter Amendment may occur at times or under circumstances so as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of our current stockholders. Holders of our common stock currently have no preemptive rights, nor will they have such rights following effectiveness of the Charter Amendment.

Anti-Takeover Effects

The Charter Amendment has only been prompted by business and financial considerations. Although the Board has not recommended the Charter Amendment and the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board or management.

Dissenter’s Rights

None of the DGCL, our Charter or our Bylaws provides holders of our common stock with dissenters’ or appraisal rights in connection with the Charter Amendment.

Effective Date of the Charter Amendment

The Charter Amendment will become effective upon filing of the Charter Amendment with the Delaware Secretary of State, which will be no earlier than 20 calendar days after we send this Information Statement to our stockholders of record as of the Record Date.

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ACTION NO. 2

APPROVAL OF CHARTER AMENDMENT TO give the board the discretion to EFFECT A REVERSE STOCK SPLIT

Background

On July 27, 2020, the Board unanimously approved, and recommended that our stockholders approve, a form of amendment to our Charter that would give the Board the discretion, until July 29, 2021, to effect a reverse stock split of our common stock, whereby each outstanding 2, 3, 4, 5, 6, 7, 8, 9 or 10 shares may be combined, converted and changed into one share of our common stock, with the final ratio (if any) to be determined by and subject to final approval of the Board. We refer to each of the alternative amendments in this Information Statement as a “Reverse Stock Split Charter Amendment” and a resulting reverse stock split, if effected by our Board in one of the approved ratios, as the “reverse stock split.” On July 29, 2020, the Reverse Stock Split Charter Amendment was approved by the Consenting Stockholders holding approximately 63% of our outstanding shares of common stock on the Record Date.

The Board will have the sole discretion, until July 29, 2021, to elect whether to effect the reverse stock split and, if so, the number of shares— 2, 3, 4, 5, 6, 7, 8, 9 or 10 —of our common stock which will be combined into one share of our common stock. If the Board determines to effect one of the alternative Reverse Stock Split Charter Amendments, the Charter would be amended accordingly. The text of the form of Reverse Stock Split Charter Amendment, one of which would be filed with the Delaware Secretary of State to effect the reverse stock split, is set forth in Appendix B to this Information Statement. However, such text is subject to amendment to include such changes as may be required by the office of the Delaware Secretary of State or as the Board deems necessary and advisable to effect the reverse stock split.

If the Board elects to effect the reverse stock split, the number of issued and outstanding shares of our common stock would be reduced in accordance with a reverse split ratio selected by the Board from among the approved ratios described above. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. The Reverse Stock Split Charter Amendment would not change the number of authorized shares of our common stock.

Reasons for Stockholder Approval

We believe that implementing the Reverse Stock Split Charter Amendment may provide benefits to the Company and our existing stockholders in a number of ways, including:

•	Obtaining or Maintaining a Listing on the Nasdaq Capital Market. We have contracted to use our commercially reasonable efforts to achieve a listing of our common stock on a national securities exchange, subject to certain limitations. On July 6, 2020, we applied to have our common stock approved for listing on the Nasdaq Capital Market. Our ability to obtain approval of the listing of our common stock on the Nasdaq Capital Market, and to subsequently maintain any such listing, will require us to satisfy a number of conditions, including our ability to meet certain initial and continued listing requirements of the Nasdaq Capital Market, including that the trading price of our common stock meets or exceeds minimum bid or closing stock price thresholds established by the Nasdaq Capital Market. The Board believes that the reverse stock split may enhance our ability to ensure that our common stock satisfies the initial and continued listing requirements of the Nasdaq Capital Market. The reverse stock split, if effected, could increase the per share market price of our common stock, although there can be no guarantee that our share price would, following the reverse stock split, exceed or remain over the minimum price requirement of the Nasdaq Capital Market solely as a result of the reverse stock split.

•	Reducing Stock Price Volatility. We believe that a higher stock price may increase the acceptability of our common stock to a number of long-term investors who may not find shares of our common stock attractive at a lower market price due to the trading volatility often associated with stocks below certain prices.

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•	Meeting Stock Price Requirements. We understand that many brokerage houses and institutional investors have internal policies and practices that either may prohibit them from investing in low-priced stocks or may tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin.

Board Discretion to Implement or Abandon the Reverse Stock Split

The reverse stock split will be effected, if at all, only upon a subsequent determination by the Board that the reverse stock split is in the best interests of the Company and its stockholders at the time. Such determination will be based upon several factors, including those described in “—Reasons for Stockholder Approval” above. Notwithstanding approval of the Reverse Stock Split Charter Amendment by the Consenting Stockholders, the Board may determine, in its sole discretion and prior to the effectiveness of any filing with the Delaware Secretary of State, not to effect the reverse stock split. If the Board decides not to implement the reverse stock split before July 29, 2021, further stockholder approval would be required prior to implementing any reverse stock split.

Criteria to Be Used for Decision to Effect the Reverse Stock Split

The Board has been authorized to proceed with the reverse stock split in any of the above ratios — 1:2; 1:3; 1:4; 1:5, 1:6, 1:7, 1:8, 1:9 or 1:10 — that it selects in its sole discretion. The Board is not required to determine to proceed with the reverse stock split and may not do so. In determining whether to proceed with the reverse stock split, the Board expects to consider a number of factors, including market conditions, existing and expected bid and trading prices of our common stock, the initial and continued listing requirements of the Nasdaq Capital Market or any other national securities exchange, and the amount of our authorized but unissued shares of common stock. The Board does not intend for the reverse stock split to be the first step in a series of plans or proposals of a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act.

Action by Written Consent; No Further Vote Required

Pursuant to Section 228 of the DGCL and in accordance with our Charter and Bylaws, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Pursuant to the DGCL, the Reverse Stock Split Charter Amendment must be approved by a majority of the outstanding shares of our common stock, and therefore the Company elected to obtain stockholder approval of the Reverse Stock Split Charter Amendment by written consent of the Consenting Stockholders. Because the requisite stockholder approval for the Reverse Stock Split Charter Amendment has been received, all corporate approvals by or on behalf of the Company required for the Reverse Stock Split Charter Amendment have been obtained and no further votes will be needed.

Effects of the Reverse Stock Split

If the reverse stock split is effected by the Board, each stockholder will own a reduced number of shares of our common stock. This would affect all of our stockholders uniformly and would not affect any stockholder's respective percentage ownership in the Company, except to the extent that the reverse stock split results in a stockholder owning a fractional share as described below. The number of stockholders of record would not be affected by the reverse stock split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the reverse stock split.

Proportionate voting rights and other rights of the holders of our common stock would not be affected by the reverse stock split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 5% of the voting power of our outstanding shares of common stock immediately prior to the reverse stock split would continue to hold 5% of the voting power of our outstanding shares of common stock after the reverse stock split.

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The Reverse Stock Split Charter Amendment would not change the number of authorized shares of our common stock, and will be evaluated and implemented by the Board independently of the Charter Amendment as described in Action No. 1 of this Information Statement. However, because the number of our issued and outstanding shares of common stock would decrease following the reverse stock split, the number of shares available for issuance by us in the future would effectively increase. These additional shares would be available for issuance from time to time for a variety of general corporate purposes as the Board may determine to be in the best interest of the Company and its stockholders from time to time.

The increase in the number of shares available for issuance could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal.

The Company also has 15,930,225 shares of common stock subject to outstanding stock and option awards as of July 29, 2020, as well as 441,193 outstanding warrants convertible into shares of common stock. Under the terms of the various instruments governing our outstanding stock awards, option awards and warrants, the reverse stock split will effect a reduction in the number of shares of our common stock issuable upon the exercise of our option awards and warrants in proportion to the reverse split ratio of the reverse stock split. The reverse stock split will effect a proportionate increase in the exercise price of our outstanding stock options and warrants. In connection with the reverse stock split, the number of shares of common stock issuable upon exercise or conversion of outstanding stock awards and warrants will be rounded to the nearest whole share, and no cash payment will be made in respect of such rounding.

After the reverse stock split is effected, if at all, we will continue to be subject to the periodic reporting requirements of the Exchange Act. By itself, the reverse stock split will not have any impact on the market in which our common stock is traded; however, our common stock would be identified with a new CUSIP number following any reverse stock split.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

The effect of the reverse stock split upon the market price for our common stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. In particular, there is no assurance that the price per share of our common stock after the reverse stock split is implemented will be two, three, four, five, six, seven, eight, nine or ten times, as applicable, the price per share of our common stock immediately prior to the reverse stock split. Furthermore, there can be no assurance that the market price of our common stock immediately after the reverse stock split will be maintained for any period of time. Even if an increased share price can be maintained, the reverse stock split may not achieve the other desired results which have been outlined above. In particular, we cannot assure you that the reverse stock split will increase our stock price and have the desired effect of maintaining compliance with the initial and continued listing requirements of the Nasdaq Capital Market or any other national securities exchange. Moreover, because some investors may view a reverse stock split negatively, there can be no assurance that Reverse Stock Split Charter Amendment will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

In addition, although we believe the reverse stock split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional and other long term investors or that the liquidity of our common stock will increase since there would be a reduced number of shares outstanding after the reverse stock split.

If the reverse stock split is implemented, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

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Effective Date

If the Board elects to proceed with the reverse stock split in one of the approved ratios, the reverse stock split would become effective on the date of the filing (the “Reverse Stock Split Effective Time”) of the applicable Reverse Stock Split Charter Amendment with the office of the Delaware Secretary of State, which will be no earlier than 20 calendar days after we send this Information Statement to our stockholders of record as of the Record Date. Except as explained below with respect to fractional shares, at the Reverse Stock Split Effective Time, all shares of common stock issued and outstanding immediately prior thereto will be automatically combined and converted into new shares of our common stock in accordance with the reverse stock split ratio determined by the Board among the approved ratios described above. If the Board decides not to implement the Reverse Stock Split Charter Amendment before July 29, 2021, further stockholder approval would be required prior to implementing any reverse stock split.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates, if Applicable

Overview

If the Board elects to proceed with the reverse stock split in one of the approved ratios, the Company expects to issue, at least ten (10) days in advance of the Reverse Stock Split Effective Time, a press release announcing the reverse stock split and the Reverse Stock Split Effective Time. The press release will contain important information regarding any procedures that stockholders will need to follow in connection with the reverse stock split. Further, prior to the reverse stock split, the Company must first notify the Financial Industry Regulatory Authority (“FINRA”) by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the Reverse Stock Split Effective Time.

Within four (4) business days following the Reverse Stock Split Effective Time, the Company will file a Current Report on Form 8-K announcing that the Reverse Stock Split Charter Amendment has been filed with the Delaware Secretary of State. In addition, as soon as practicable after the Reverse Stock Split Effective Time, stockholders of record will be notified by our transfer agent that the reverse stock split has been effected.

Shares Held in Book-Entry Form

Certain of our registered holders of common stock may hold some or all of their shares of common stock electronically in book-entry form with our transfer agent. Unless the Company makes a subsequent public disclosure to the contrary at the time of approving any reverse stock split, if you hold shares of common stock in book-entry form, you will not need to take any action to receive post-reverse stock split shares of our common stock. As soon as practicable after the Reverse Stock Split Effective Time, our transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-reverse stock split shares of common stock you hold. If applicable, a check representing a cash payment in lieu of fractional shares will also be mailed to your registered address as soon as practicable after the Reverse Stock Split Effective Time (see “Fractional Shares” below).

Shares Held in Certificated Form

Certain of our registered holders of common stock may hold some or all of their shares of common stock in certificate form. We expect our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. Unless the Company makes a subsequent public disclosure to the contrary at the time of approving any reverse stock split, if you are a stockholder holding pre-reverse stock split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Reverse Stock Split Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate or certificates representing the pre-reverse stock split shares of our common stock for certificates representing post-reverse stock split shares of our common stock.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO

Fractional Shares

No fractional shares shall be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares of our common stock will be entitled to receive cash (without interest or deduction) in lieu of such fractional share interests, in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional shares otherwise issuable.

As of the Record Date, there were approximately 88 stockholders of record of our common stock. If the Board elects to implement the reverse stock split, we do not expect that cashing out fractional stockholders would significantly reduce the number of stockholders of record.

Accounting Matters

The proposed Reverse Stock Split Charter Amendment will not affect the par value of our common stock per share, which will remain $0.001 par value per share; however, the stated capital attributable to common stock on our balance sheet will be reduced proportionately with the reverse stock split, if implemented. Any reduction in stated capital will be added to additional paid in capital, the net effect of which is that stockholders’ equity will remain unchanged. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split Charter Amendment and Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences to our stockholders as a result of the reverse stock split, if implemented. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations promulgated thereunder, judicial authorities and current administrative rulings and practices as in effect on the date of this Information Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split and there can be no assurance that the IRS will agree with the conclusions reached herein. This discussion is for general information only, is not intended as tax advice to any person, is not a comprehensive description of the tax consequences that may be relevant to each stockholder's own particular circumstances and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, foreign entities, broker/dealers, banks and insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular tax consequences to them.

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In general, the federal income tax consequences of the reverse stock split will vary among stockholders depending upon whether a stockholder receives solely a reduced number of shares of common stock in exchange for their old shares of common stock or whether such stockholder also receives cash in lieu of fractional shares. The purpose of the distribution of cash is to save the Company the trouble, expense, and inconvenience of issuing and transferring fractional shares and not to give any particular group of stockholders an increased interest in the assets or earnings and profits of the corporation. As such, the Company believes that the Reverse Stock Split should constitute a recapitalization pursuant to IRC § 368(a)(1)(E) and should not constitute a disproportionate distribution pursuant to IRS § 305(b). Accordingly, the reverse stock split should have the following federal income tax effects: A stockholder who receives solely a reduced number of shares of common stock should not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of common stock should equal the stockholder's basis in its old shares of common stock and such stockholder's holding period in the reduced number of shares should include the holding period in its old shares exchanged. A stockholder who receives cash in lieu of a fractional share should generally be treated as if the stockholder had been distributed fractional shares, which were immediately thereafter redeemed by the Company. Pursuant to Section 302(a) of the Code, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. Such gain or loss should generally constitute capital gain or loss for U.S. federal income tax purposes if the shares were held as a capital asset and should generally constitute long-term capital gain or loss if the stockholder's holding period in the shares is more than one year at the time of the Reverse Stock Split. In the aggregate, such a stockholder's basis in the reduced number of shares of common stock should equal the stockholder's basis in its old shares of common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash. The stockholder’s holding period in the reduced number of shares received should include the holding period of the old shares exchanged. Notwithstanding the foregoing, depending on a stockholder's percentage ownership of the Company before and after the Reverse Stock Split, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, which could be treated as a dividend to the extent of the Company’s current and accumulated earnings and profits in the year of the distribution. Accordingly, stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them if Section 301 were to apply to the distribution of cash in lieu of fractional shares.

We should not recognize any gain or loss as a result of the reverse stock split.

Dissenter’s Rights

None of the DGCL, our Charter or our Bylaws provides holders of our common stock with dissenters’ or appraisal rights in connection with the Reverse Stock Split Charter Amendment or, if the Board elects to proceed with the reverse stock split in one of the approved ratios, the resulting reverse stock split.

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ACTION NO. 3

APPROVAL OF HUMANIGEN, INC. 2020 OMNIBUS INCENTIVE COMPENSATION PLAN

Background

Since 2012, the Company has used its 2012 Equity Incentive Plan (as amended, the “2012 Equity Plan”) to grant equity compensation to the Company’s directors, employees and other eligible service providers. The 2012 Equity Plan was designed to promote the long-term success of the Company and the creation of stockholder value by encouraging employees and eligible service providers to focus on critical long-range corporate objectives, encouraging the attraction and retention of employees and other eligible service providers with exceptional qualifications, and linking the respective interests of the Company’s employees and other eligible service providers to those of the Company’s stockholders. The Board believes the 2012 Equity Plan has been effective in providing such incentives.

On June 1, 2020, with a limited number of shares remaining available for grant, and with the 2012 Equity Plan set to expire in 2022, the Board determined that it was appropriate to replace the 2012 Equity Plan rather than merely request an additional share reserve be approved by our stockholders. Accordingly, on July 27, 2020, the Board unanimously approved, and recommended that our stockholders approve, the Humanigen, Inc. 2020 Omnibus Incentive Compensation Plan (the “2020 Equity Plan”), to ensure that the Board and its compensation committee (the “Compensation Committee”) will be able to make the types of awards, and covering the number of shares, as necessary to meet the Company’s compensatory needs. On July 29, 2020, the 2020 Equity Plan was approved by the holders of approximately 63% of our outstanding shares of common stock on that date. Upon the “Effective Date” of the 2020 Equity Plan (as described below), an aggregate of 35,000,000 shares of our common stock will be reserved for issuance upon grants of awards made under the plan by the Board or the Compensation Committee.

The 2020 Equity Plan is intended to replace the 2012 Equity Plan. No further grants will be made under the 2012 Equity Plan. However, any outstanding awards under the 2012 Equity Plan will continue in accordance with the terms of the 2012 Equity Plan and any award agreement executed in connection with such outstanding awards. Stockholder approval of the 2020 Equity Plan was necessary to ensure that the 2020 Equity Plan meets the requirements under section 422 of the Internal Revenue Code for issuing incentive stock options.

Summary of the 2020 Equity Plan

The following is a summary of the material terms and conditions of the 2020 Equity Plan. This summary is qualified in its entirety by the full text of the 2020 Equity Plan, a copy of which has been filed as Appendix C to this Information Statement. You may also obtain a copy of the 2020 Equity Plan, free of charge, by writing to the Company, Attention: David L. Tousley, Chief Accounting and Administrative Officer, Humanigen, Inc., 533 Airport Boulevard, Suite 400, Burlingame, California 94010.

When considering the number of additional shares to request under the 2020 Equity Plan, the Board considered a number of factors, including the potential dilution that would result from the 2020 Equity Plan and our potential future equity compensation needs. The 35,000,000 shares to be reserved under the 2020 Equity Plan represent approximately 16.6% of our common shares currently outstanding, and if issued (after giving effect to the Charter Amendment as described in Action No. 1 of this Information Statement) would result in total dilution (when taken together with shares underlying awards outstanding under the 2012 Equity Plan) over the 10-year period in which we expect to use these shares of approximately 19.6% of our common shares then outstanding. The Board believes that this level of potential dilution is reasonable for a company of our size in our industry, particularly because, unlike the equity plans of many companies in our industry, the 2020 Equity Plan does not contain an “evergreen provision” providing for the automatic replenishment of shares that may be issued under the plan. In light of the factors considered, the Board believes that the 2020 Equity Plan represents a critical tool for the Company to incentivize directors, employees and eligible service providers to increase the value of the Company for all stockholders.

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Corporate Governance Provisions

The 2020 Equity Plan contains several provisions intended to make sure that awards under the 2020 Equity Plan comply with established principles of good corporate governance. These provisions include:

•	No Discounted Stock Options or Stock Appreciation Rights. Except for certain substitute awards (as described below), stock options and stock appreciation rights may not be granted with an exercise price of less than the fair market value of the common stock on the date the stock option or stock appreciation right is granted. This restriction may not be changed without stockholder approval.

•	No Stock Option or Stock Appreciation Rights Repricings. Stock options and stock appreciation rights may not be repriced absent stockholder approval. This provision applies to both direct repricings—lowering the exercise price of an outstanding stock option or stock appreciation right—and indirect repricings—canceling an outstanding stock option or stock appreciation right and granting a replacement stock option or stock appreciation right with a lower exercise price.

•	No Cash Buyouts of Underwater Stock Options or Stock Appreciation Rights. The 2020 Equity Plan does not permit cash buyouts of underwater stock options or stock appreciation rights without stockholder approval.

•	No Liberal Share Recycling. The 2020 Equity Plan permits share recycling only if an award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part, or results in shares not being issued. The 2020 Equity Plan expressly prohibits recycling shares in specified circumstances, including: shares tendered to the Company by a participant to pay the exercise price of stock options; shares forfeited to satisfy tax withholding obligations; shares that were subject to a stock-settled stock appreciation right granted under the 2020 Equity Plan that were not issued upon the exercise of such stock appreciation right; and shares repurchased by the Company on the open market using the proceeds from the exercise of an award.

•	No Unvested Dividends or Dividend Units. The 2020 Equity Plan prohibits the Company from paying dividends or dividend units on unvested awards.

•	Cap on Director Compensation: The total compensation paid to a single non-employee director in any calendar year, including the cash compensation and cash value of all equity awards granted to such director in such year, cannot exceed $750,000.

•	No Evergreen Provision. The 2020 Equity Plan does not contain an “evergreen provision”—there is no automatic provision to replenish the shares of common stock authorized for issuance under the 2020 Equity Plan.

•	No reload options. The 2020 Equity Plan does not provide for the issuance of stock options or stock appreciation rights which, upon exercise, automatically entitle a participant to a new stock option or stock appreciation right.

Effective Date; Duration of the 2020 Equity Plan. The 2020 Equity Plan will not become effective (such time, the “Effective Date”) until such time as we file the Charter Amendment with the Delaware Secretary of State (described in more detail under “Action No. 1” elsewhere in this Information Statement), which will be no earlier than 20 calendar days after we send this Information Statement to our stockholders of record as of the Record Date. The 2020 Equity Plan will remain in effect until the tenth anniversary of the Effective Date, unless terminated earlier by the Board.

Administration. The 2020 Equity Plan will be administered by the Board or a committee appointed by the Board. Generally, it is expected that the Compensation Committee will administer the 2020 Equity Plan. The Compensation Committee is comprised entirely of independent directors. Subject to the terms of the 2020 Equity Plan, the Compensation Committee may:

•	grant awards under the 2020 Equity Plan;

•	establish the terms and conditions, including vesting criteria, of those awards;

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•	construe and interpret the 2020 Equity Plan and any agreement or instrument entered into under the 2020 Equity Plan;

•	establish, amend or waive rules and regulations for the 2020 Equity Plan’s administration;

•	amend the terms and conditions of any outstanding award as provided in the 2020 Equity Plan; and

•	take all other actions it deems necessary or advisable for the proper operation or administration of the 2020 Equity Plan.

The Compensation Committee may delegate its authority under the 2020 Equity Plan, subject to certain limitations.

Eligibility.  Awards may be granted to employees of the Company, its subsidiaries and affiliates, directors of the Company, and consultants or advisers who provide bona fide services to the Company, its subsidiaries and affiliates, as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act. The Compensation Committee decides who should receive awards and what kind of awards they should receive. The 2020 Equity Plan does not limit the number of employees and affiliates who may receive awards. As of the date of this Information Statement, the Company and its subsidiaries and affiliates had four non-employee directors and five full-time employees who would be eligible to participate in the 2020 Equity Plan if it were currently in place.

Authorized Number of Shares. The 2020 Equity Plan authorizes the issuance of up to 35,000,000 shares of common stock. The common stock issued under the 2020 Equity Plan may be authorized but unissued shares or treasury shares.

Recoupment. The Company may require employees to reimburse any previously paid compensation provided under the 2020 Equity Plan or an award agreement in accordance with any recoupment policy that may be adopted in the future.

Types of Awards. The Compensation Committee may grant the following types of awards under the 2020 Equity Plan: stock options, stock appreciation rights, restricted stock, stock awards, restricted stock units, performance shares, performance units, cash-based awards and substitute awards.

Stock Options. A stock option is the right to purchase one or more shares of common stock at a specified price, as determined by the Compensation Committee. The Compensation Committee may grant non-qualified stock options and incentive stock options. A stock option is exercisable at such times and subject to such terms and conditions as the Compensation Committee determines. Except as described below in connection with incentive stock options granted to certain participants: (i) the exercise price of a stock option will not be less than 100% of the fair market value of a share of common stock on the date that the option is granted, and (ii) no option will remain exercisable beyond 10 years after its grant date.

Incentive stock options may only be granted to employees of the Company or its affiliates or subsidiaries (provided that the affiliate or subsidiary is a type of entity whose employees can receive such options under the tax rules that apply to such awards), and the maximum number of shares that may be issued under incentive stock options cannot exceed 35,000,000. In connection with incentive stock options granted to a participant that owns, directly or indirectly, more than 10% of the total combined voting power of the Company or any subsidiary: (i) the exercise price of an incentive stock option will not be less than 110% of the fair market value of a share of common stock on the date that the incentive stock option is granted, and (ii) no incentive stock option will remain exercisable beyond 5 years after its grant date. To the extent that the aggregate fair market value (determined at the time of grant) of the shares with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under all plans of the Company and any affiliates) exceeds $100,000 (or such other limit established in the Internal Revenue Code) or otherwise does not comply with the rules governing incentive stock options, the stock options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as non-qualified stock options, notwithstanding any contrary provision of the applicable award agreement.

Stock Appreciation Rights. A stock appreciation right (“SAR”) is a right to receive an amount in any combination of cash or common stock (as determined by the Compensation Committee) equal in value to the excess of the fair market value of the shares covered by such SAR on the date of exercise over the aggregate exercise price of the SAR for such shares. SARs may be granted freestanding or in tandem with related options. The exercise price of a SAR granted in tandem with an option will be equal to the exercise price of the related option, and may be exercised for all or part of the shares covered by such option upon surrender of the right to exercise the equivalent portion of the related option. The exercise price of a freestanding SAR will be not less than the fair market value of a share of common stock on the date the SAR is granted. No SAR will remain exercisable beyond 10 years after its grant date.

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Restricted Stock/Stock Awards. Restricted stock is an award of common stock that is subject to a substantial risk of forfeiture for a period of time and such other terms and conditions as the Compensation Committee determines. A stock award is an award of common stock that is not subject to such a risk of forfeiture, but which may be subject to such other terms and conditions as the Compensation Committee determines.

Restricted Stock Units. A restricted stock unit is an award whose value is based on the fair market value of the Company’s common stock and whose payment is conditioned on the completion of specified service requirements and such other terms and conditions as the Compensation Committee may determine. Payment of earned restricted stock units may be made in a combination of cash or shares of common stock (as determined by the Compensation Committee).

Performance Units/Shares and Cash-Based Awards. Performance Units/Shares and Cash Based Awards are other equity-type or cash-based awards that may be granted to participants. These awards may be valued in whole or in part by reference to, or are otherwise based on, the fair market value of the Company’s common stock or other criteria established by the Compensation Committee and the achievement of performance goals. These awards are subject to such terms and conditions as the Compensation Committee determines. Performance goals may include a service requirement. Payment of earned performance units/shares and cash-based awards may be made in any combination of cash or shares of common stock (as determined by the Compensation Committee) that have an aggregate fair market value equal to the value of the earned awards at the close of the applicable performance period.

Substitute Awards. Substitute awards may be granted under the 2020 Equity Plan under certain circumstances such as a merger, acquisition, spin-off or other corporate event, to replace awards granted by another company or entity. Certain of the limits and rules discussed in this summary do not apply to substitute awards.

Adjustments.  In the event of material changes in the outstanding number of shares of common stock or in the capital structure of the Company by reason of a stock split, stock or extraordinary dividend, a reverse stock split, or an extraordinary corporate transaction, such as any recapitalization, merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, the Compensation Committee shall make an appropriate adjustment in the number and class of shares that are authorized under the 2020 Equity Plan, and in the number, class of and/or price of shares subject to outstanding awards granted under the 2020 Equity Plan, as may be determined to be equitable by the Compensation Committee, in its sole discretion, to prevent dilution or enlargement of rights.

Change in Control.  Generally, in the event of a change in control of the Company, as defined in the 2020 Equity Plan, unless otherwise specified in the award agreement, accelerated vesting for awards will only occur if: (i) the awards are not continued or assumed (e.g., the awards are not equitably converted or substituted for awards of a successor entity) in connection with the change in control; or (ii) the participant has a qualifying termination of his or her service relationship (as defined in the award agreement) within two years following the date of the change in control. Unless otherwise specified in the award agreement, in the event that the awards are not so continued or assumed in connection with the change in control or in the event of a qualifying termination of his or her service relationship within two years following the date of the change in control, then upon such change in control or such qualifying termination (as the case may be): (1) all outstanding options and SARs will become immediately exercisable in full during their remaining term; (2) any restriction periods and restrictions imposed on non-performance based restricted stock awards will lapse; (3) all outstanding awards of performance-based restricted stock, performance units and performance shares will be paid out assuming achievement of all relevant target performance goals; (4) all restricted stock units will vest and be paid; and (5) all outstanding cash-based awards shall be accelerated as of the effective date of the change in control (and, in the case of performance-based cash-based awards, based on an assumed achievement of all relevant target performance goals), and be paid.

The Compensation Committee’s policies relating to vesting of awards in the event of a change in control are implemented in the award agreements approved by it from time to time.

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Transferability of Awards. Except as otherwise provided in an award agreement, awards generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, provided that no stock option or SAR shall be transferred for value or consideration.

Provisions for Foreign Participants. The Compensation Committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2020 Equity Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefits or other matters.

Amendment and Termination. The Compensation Committee may amend or terminate the 2020 Equity Plan at any time, but no such amendment or termination may adversely affect in any material way the rights of a participant with respect to an outstanding award without that participant’s consent. No awards may be granted on or after the tenth anniversary of the Effective Date. Stockholder approval is required for certain amendments to the 2020 Equity Plan.

Federal Income Tax Aspects of the 2020 Equity Plan

This is a brief summary of the United States federal income tax aspects of awards that may be made under the 2020 Equity Plan based on existing U.S. federal income tax laws as of the date of this Information Statement. This summary provides only the basic tax rules and is not intended as, and should not be relied upon, as tax guidance for participants in the 2020 Equity Plan. It does not describe the implications, if any, of a number of special tax rules, including, without limitation, the alternative minimum tax, the golden parachute tax rules under Sections 280G and 4999 of the Internal Revenue Code, and foreign, state and local tax laws. Changes to the tax laws could alter the tax consequences described below.

Incentive Stock Options. The grant of an incentive stock option will not be a taxable event for the participant or for the Company. A participant will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the participant holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below. For the exercise of an option to qualify for the foregoing tax treatment, the participant generally must exercise the option while the participant is our employee or an employee of our subsidiary or, if the participant has terminated employment, no later than three months after the participant terminated employment, or, in the event of death or disability of the participant, no later than 12 months after the death or disability of the participant.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the participant will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will generally be allowed a business expense deduction when and to the extent the participant recognizes ordinary income, subject to the restrictions of Section 162(m) of the Internal Revenue Code.

Non-Qualified Options. The grant of a non-qualified stock option will not be a taxable event for the participant or the Company. Upon exercising a non-qualified option, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). Subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2020 Equity Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

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Restricted Stock/Stock Awards. A participant who is awarded restricted stock will not recognize any taxable income for federal income tax purposes at the time of grant, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as ordinary income to the participant and will be taxable in the year the restrictions lapse. A participant who is awarded shares that are not subject to a substantial risk of forfeiture will recognize ordinary income equal to the fair market value of the shares on the date of the award. Subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Restricted Stock Units, Performance Units/Shares and Cash-Based Awards. The taxation of these awards will depend on the specific terms of the award. Generally, the grant of Restricted Stock Units, Performance Units/Shares and Cash-Based Awards will have no federal income tax consequences for the Company or for the participant. Generally, when the award is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement. Subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

Section 409A. Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The 2020 Equity Plan and awards granted under the 2020 Equity Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company's Deductions. Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.

New Plan Benefits

The following table provides information relating to grants that the Company has committed to make to the persons and groups named below, contingent upon the effectiveness of the 2020 Equity Plan.

Humanigen, Inc. 2020 Omnibus Incentive Compensation Plan
Name and Position	Number of Units
Dr. Cameron Durrant, Chief Executive Officer and Director	—
Executive Officer Group	1,738,880
Non-Executive Director Group	—
Non-Executive Officer Employee Group	—

On July 29, 2020, the closing price of a share of our common stock as reflected on the OTCQB Venture Market was $4.90.

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On August 1, 2020, the Company entered into an employment agreement with Timothy Morris in connection with his appointment as the Company’s Chief Operating Officer and Chief Financial Officer (the “Morris Employment Agreement”). Pursuant to the terms of the Morris Employment Agreement, Mr. Morris will be entitled to receive stock options to purchase 756,580 shares of our common stock within three business days following the Effective Date, with such stock options having an exercise price equal to the closing price of a share of the Company’s common stock on the grant date.

On July 6, 2020, the Company entered into an employment agreement (the “Chappell Employment Agreement”) with Dr. Dale Chappell in connection with his appointment as the Company’s Chief Scientific Officer. Pursuant to the terms of the Chappell Employment Agreement, Dr. Chappell will be entitled to receive stock options to purchase 668,800 shares of our common stock within three business days following the Effective Date, with such stock options having an exercise price equal to the closing price of a share of the Company’s common stock on the grant date.

On July 6, 2020, the Company entered into an employment agreement with David L. Tousley in connection with his appointment as the Company’s Chief Accounting and Administrative Officer, Corporate Secretary and Treasurer (the “Tousley Employment Agreement”). Pursuant to the terms of the Tousley Employment Agreement, Mr. Tousley will be entitled to receive stock options to purchase 313,500 shares of our common stock within three business days following the Effective Date, with such stock options having an exercise price equal to the closing price of a share of the Company’s common stock on the grant date.

Action by Written Consent; No Further Vote Required

Pursuant to Section 228 of the DGCL and in accordance with our Charter and Bylaws, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Company elected to obtain stockholder approval of the 2020 Equity Plan by written consent of the Consenting Stockholders. Because the requisite stockholder approval for the 2020 Equity Plan has been received, all corporate approvals by or on behalf of the Company required for the approval of the 2020 Equity Plan have been obtained and no further votes will be needed.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership Information

The following table presents information regarding beneficial ownership of our common stock as of July 29, 2020 by:

•	each stockholder or group of stockholders known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and thus represents voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Percentage ownership of our common stock is based on 210,499,810 shares of our common stock outstanding as of July 29, 2020.

Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of July 29, 2020 are deemed to be outstanding and to be beneficially owned by the person holding the options but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Humanigen, Inc., 533 Airport Boulevard, Suite 400, Burlingame, CA 94010.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Entities affiliated with Black Horse Capital LP(1)	69,631,459	33.1%
Nomis Bay LTD(2)	32,689,270	15.5%
Entities affiliated with Valiant Capital Partners(3)	30,172,413	14.3%
Entities affiliated with Venrock Healthcare Capital Partners(4)	17,241,379	8.2%

Named Executive Officers and Directors
Cameron Durrant, M.D., MBA(5)	9,534,188	4.3%
Ronald Barliant, JD(6)	1,334,931	*
Timothy Morris, CPA(7)	725,142	*
Robert Savage, MBA(8)	657,798	*
Rainer Boehm, M.D., MBA(9)	715,620	*
Cheryl Buxton(10)	134,712	*
All current executive officers and directors as a group (8 persons)(1)(11)	83,338,003	37.5%

_____________

* Represents less than 1%

(1)	Number of shares based on information reported on Amendment No. 3 to the Schedule 13D/A filed with the SEC on April 7, 2020, reporting beneficial ownership by the Black Horse Entities (as defined below), Black Horse Capital Management LLC (“BH Management”), and Dale Chappell, our Chief Scientific Officer. According to the report, Black Horse Capital LP (“BHC”) has sole voting and dispositive power with respect to 5,996,710 shares, Black Horse Capital Master Fund Ltd. (“BHCMF”) has shared voting and dispositive power with respect to 13,997,832 shares, Cheval Holdings, Ltd. (“Cheval” and collectively with BHCMF and BHC, the “Black Horse Entities”) has shared voting and dispositive power with respect to 49,636,917 shares, BH Management has sole voting and dispositive power with respect to 55,633,627 shares and Dr. Chappell has shared voting and dispositive power with respect to 69,631,459 shares. The business address of each of BHC, BHCMF, BH Management and Dr. Chappell is c/o Opus Equum, Inc. P.O. Box 788, Dolores, Colorado 81323. The business address of Cheval is P.O. Box 309G, Ugland House, Georgetown, Grand Cayman, Cayman Islands KY1-1104. Dr. Chappell is currently serving as our Chief Scientific Officer.

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(2)	Number of shares based solely on information reported on Amendment No. 3 to the Schedule 13D/A filed with the SEC on July 21, 2020, reporting beneficial ownership by Nomis Bay. Nomis Bay has sole voting and dispositive power over all 32,689,270 shares. The business address of Nomis Bay is Wessex House, 3rd Floor, 45 Reid Street, Hamilton, Bermuda HM12.
(3)	Number of shares based on information provided by the Valiant Funds (as defined below): (i) Valiant Capital Partners, LP (“VCP”) has shared voting and dispositive power with respect to 9,129,885 shares; (ii) Valiant Capital Master Fund, LP (“VCMF”) has shared voting and dispositive power with respect to 17,881,609 shares; and (iii) Valiant Employee Investment Fund, LLC (“VEIF”), a member-managed Delaware series limited liability company, (collectively with VCP and VCMF, the “Valiant Funds”) has shared voting and dispositive power with respect to 3,160,919 shares. Valiant Capital Management, LP is the general partner and investment adviser of VCP and the investment adviser of VCMF, and has the authority to vote the shares on behalf of both VCP and VCMF. Christopher R. Hansen is the founder, President and portfolio manager of Valiant Capital Management, LP and, as such, he has ultimate ownership and authority over voting and investment decisions of the shares. As a result, Mr. Hansen may be deemed to have beneficial ownership of the shares held by VCP and VCMF. In addition, although VEIF is not advised or controlled by Valiant Capital Management, L.P., as the controlling member of this particular VEIF investment series, Mr. Hansen may be deemed to have beneficial ownership of the shares held by VEIF. The address of the Valiant Funds is One Market Street, Steuart Tower, Suite 2625, San Francisco, California 94105.
(4)	Number of shares based on information provided by the VHCP Funds (as defined below): (i) Venrock Healthcare Capital Partners II, L.P. (“VHCP II”) has shared voting and dispositive power with respect to 4,556,897 shares; (ii) VHCP Co-Investment Holdings II, LLC (“Co-Invest II”) has shared voting and dispositive power with respect to 1,846,551 shares; (iii) Venrock Healthcare Capital Partners III, L.P.(“VHCP III”) has shared voting and dispositive power with respect to 9,853,449 shares; and (iv) VHCP Co-Investment Holdings III, LLC (“Co-Invest III”) (collectively, the “VHCP Funds”) has shared voting and dispositive power with respect to 984,482 shares. VHCP Management III, LLC (“VHCPM III”) is the sole general partner of VHCP III and the sole manager of Co-Invest III and may be deemed to have beneficial ownership of the shares held by VHCP III and Co-Invest III. VHCP Management II, LLC (“VHCPM II”) is the sole general partner of VHCP II and the sole manager of Co-Invest II and may be deemed to have beneficial ownership of the shares held by VHCP II and Co-Invest II. Dr. Bong Koh and Nimish Shah are the voting members of VHCPM III and VHCPM II. The address of the VHCP Funds is 3340 Hillview Avenue, Palo Alto, California 94304.
(5)	Includes options to purchase 8,976,981 shares of common stock that may be exercised within 60 days of July 29, 2020.
(6)	Includes options to purchase 885,580 shares of common stock that may be exercised within 60 days of July 29, 2020.
(7)	Includes options to purchase 725,142 shares of common stock that may be exercised within 60 days of July 29, 2020.
(8)	Includes options to purchase 457,929 shares of common stock that may be exercised within 60 days of July 29, 2020.
(9)	Includes options to purchase 298,282 shares of common stock that may be exercised within 60 days of July 29, 2020.
(10)	Includes options to purchase 119,312 shares of common stock that may be exercised within 60 days of July 29, 2020.
(11)	Includes options to purchase 12,094,226 shares of common stock that may be exercised within 60 days of July 29, 2020. Dr. Dale Chappell, who currently serves as our Chief Scientific Officer, controls BHC and reports beneficial ownership of all shares held by it and its affiliates.

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INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

As described above in Action No. 3, awards may be granted under the 2020 Equity Plan to directors and employees of the Company. Accordingly, our directors and officers may be deemed to have an interest in the approval of the 2020 Equity Plan by the Consenting Stockholders.

On August 1, 2020, the Company entered into the Morris Employment Agreement with Timothy Morris in connection with his appointment as the Company’s Chief Operating Officer and Chief Financial Officer. Pursuant to the terms of the Morris Employment Agreement, Mr. Morris will be entitled to receive stock options to purchase 756,580 shares of our common stock within three business days following the Effective Date.

On July 6, 2020, the Company entered into the Chappell Employment Agreement with Dr. Dale Chappell in connection with his appointment as the Company’s Chief Scientific Officer. Pursuant to the terms of the Chappell Employment Agreement, Dr. Chappell will be entitled to receive stock options to purchase 668,800 shares of our common stock within three business days following the Effective Date. Dr. Chappell is an affiliate of certain Consenting Stockholders collectively holding 31.1% of our outstanding common stock on the Record Date. Dr. Chappell is the managing member of BH Management, which is the managing member of BHC, and the controlling person of BHCMF. By virtue of these relationships, each of BH Management and Dr. Chappell may be deemed to beneficially own the shares owned directly by each of BHC and Cheval and Dr. Chappell may be deemed to beneficially own the shares owned directly by BHCMF. See “Security Ownership of Certain Beneficial Owners and Management” for more information.

On July 6, 2020, the Company entered into the Tousley Employment Agreement with David L. Tousley in connection with his appointment as the Company’s Chief Accounting and Administrative Officer, Corporate Secretary and Treasurer. Pursuant to the terms of the Tousley Employment Agreement, Mr. Tousley will be entitled to receive stock options to purchase 313,500 shares of our common stock within three business days following the Effective Date.

As of the Record Date, the Consenting Stockholders collectively held 132,493,142 shares of our Common Stock, or approximately 63% of our outstanding common stock, and voted to approve each of the Actions.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and other documents referenced herein contain certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “anticipate,” “expect,” “believe,” “goal,” “plan,” “intend,” “estimate,” “may,” “will,” and similar expressions and variations thereof are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Those statements appear in this Information Statement and the documents referenced herein and include statements regarding the intent, belief or current expectations of the Company and management that are subject to known and unknown risks, uncertainties and assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed in or implied by such forward-looking statements.

This Information Statement also contains statements that are based on the Board’s and management’s current expectations and beliefs, including statements about the actions to be taken by the Board in response to the stockholder approval of the Actions, the manner in which the Charter Amendment and the Reverse Stock Split Charter Amendment will be effected, the timing of the reverse stock split, and the expected effects of the reverse stock split, if implemented.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur or may not occur within the anticipated time frame and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

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HOUSEHOLDING

Regulations regarding the delivery of copies of information statements to stockholders permit us, banks, brokerage firms and other nominees to send one information statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive a separate information statement, we will promptly deliver a separate copy to such stockholder that contacts us by mail at Humanigen, Inc., 533 Airport Boulevard, Suite 400, Burlingame, CA 94010, 650-243-3100. Any stockholders of record sharing an address who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household in the future should also contact the Company’s Secretary by mail or telephone as instructed above. Any stockholders sharing an address whose shares of our common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly, and current reports, or other information with the SEC as provided by the Securities Exchange Act of 1934, as amended. Our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, are available free of charge on the Investor Relations portion of our website, www.humanigen.com, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. In addition, the SEC maintains an internet site that contains the reports, proxy and information statements, and other information we electronically file with or furnish to the SEC, located at http://www.sec.gov.

We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”) and our Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Quarterly Report”), in each case, including the financial statements and financial statement schedule information included therein, as filed with the SEC and any other documents filed with the SEC. You are encouraged to review the Annual Report and Quarterly Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Humanigen, Inc., 533 Airport Boulevard, Suite 400, Burlingame, CA 94010, 650-243-3100.

This Information Statement has been approved by the Board and is being mailed or delivered to stockholders by its authority.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

Statements contained in this Information Statement or in any document incorporated by reference into this Information Statement as to the contents of any contract referred to within this Information Statement or other documents that are incorporated herein by reference are not necessarily complete and, in each instance, reference is made to the copy of the applicable contract or other document filed as an annex to this Information Statement or otherwise filed with the SEC. Each statement in this Information Statement regarding an agreement or other document is qualified in all respects by such agreement or other document.

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is deemed to be part of this Information Statement, except for any information superseded or modified by information contained directly in this Information Statement. The information we incorporate by reference is an important part of this Information Statement. The documents we incorporate by reference are:

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•	our Annual Report on Form 10-K for the year ended December 31, 2019;
•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020; and
•	our Current Reports on Form 8-K filed with the SEC on January 31, 2020; March 20, 2020; March 23, 2020; April 6, 2020; April 29, 2020; June 4, 2020; July 6, 2020; July 10, 2020; July 20, 2020; and August 3, 2020.

We will provide to each person, including any beneficial owner, to whom this Information Statement is delivered, a copy of any or all of the reports or documents that have been incorporated by reference into this Information Statement but not delivered with this Information Statement. We will provide these reports upon written or oral request at no cost to the requester. Please direct your request, either in writing or by telephone, to the Corporate Secretary, Humanigen, Inc., 533 Airport Boulevard, Suite 400, Burlingame, CA 94010, 650-243-3100. We maintain a website at http://www.humanigen.com. You may access our annual proxy statement on Schedule 14A, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC free of charge at our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. The information contained in, or that can be accessed through, our website is not incorporated by reference in, and is not part of, this Information Statement.

By order of the Board of Directors,

Dr. Cameron Durrant
Chairman of the Board and Chief Executive Officer of the Company

, 2020
Burlingame, California

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APPENDIX A

CHARTER AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HUMANIGEN, INC.

a Delaware corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), Humanigen, Inc., a corporation organized and existing under the DGCL (the “Corporation”), hereby certifies as follows:

A. On July 27, 2020, the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following amendment (the “Amendment”) to the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate”).

B. The Certificate is hereby amended by deleting Article IV of the Certificate in its entirety and restating the same as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is Seven Hundred Seventy-Five Million (775,000,000) shares of which Seven Hundred Fifty Million (750,000,000) shares shall be Common Stock, par value $0.001 per share, and Twenty-Five Million (25,000,000) shares shall be Preferred Stock, par value $0.001 per share. A statement of the designations of the authorized classes of stock or of any series thereof, and the powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, or of the authority of the Board of Directors to fix by resolution or resolutions such designations and other terms, is as follows:

A. Preferred Stock. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix by resolution or resolutions the designation of each series of Preferred Stock and the powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, including without limiting the generality of the foregoing, such provisions as may be desired concerning the dividend rights, the dividend rate, conversion rate, conversion rights, voting rights, rights in terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the General Corporation Law of Delaware, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

B. Common Stock. Subject to all of the preferences and rights of the Preferred Stock or a series thereof that may be fixed by a resolution or resolutions of the Board of Directors, (i) dividends may be paid on the Common Stock of the Corporation as and when declared by the Board of Directors, out of funds of the Corporation legally available for the payment of such dividends, and (ii) each share of the Common Stock of the Corporation will be entitled to one vote on all matters on which such stock is entitled to vote.”

C. This Amendment to the Certificate has been duly approved and adopted by the written consent of a majority of the stockholders of the Corporation entitled to vote thereon in accordance with the provisions of Section 228 and Section 242 of the DGCL.

A-2

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this __ day of ________, 2020.

By:
Name: Dr. Cameron Durrant
Title: Chairman of the Board and Chief Executive Officer

A-3

APPENDIX B

CHARTER AMENDMENT TO GIVE THE BOARD THE DISCRETION TO EFFECT A REVERSE STOCK SPLIT

CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HUMANIGEN, INC.

a Delaware corporation

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), Humanigen, Inc., a corporation organized and existing under the DGCL (the “Corporation”), hereby certifies as follows:

A. On July 27, 2020, the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following amendment (the “Amendment”) to the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate”).

B. Article IV of the Certificate is hereby amended by adding the following new paragraph to effectuate the Reverse Stock Split (as defined below):

“C. Reverse Stock Split. Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of the Corporation, each [___] ([__]) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest or deduction) in lieu of such fractional share interests, in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Corporation's transfer agent of all fractional shares otherwise issuable. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

C. This Amendment to the Certificate has been duly approved and adopted by the written consent of a majority of the stockholders of the Corporation entitled to vote thereon in accordance with the provisions of Section 228 and Section 242 of the DGCL.

B-2

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, to be signed by a duly authorized officer of the Corporation on this ____ day of _________________, _____.

By:
Name: Dr. Cameron Durrant
Title: Chairman of the Board and Chief Executive Officer

B-3

APPENDIX C

HUMANIGEN, INC. 2020 OMNIBUS INCENTIVE COMPENSATION PLAN

Humanigen, Inc.

2020 Omnibus Incentive Compensation Plan

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Article 1. Establishment, Objectives, Duration and Effect on Prior Awards

1.1       Establishment of the Plan. Humanigen, Inc., a Delaware corporation (hereinafter referred to as the “Company”), hereby adopts the Company’s 2020 Omnibus Incentive Compensation Plan (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Substitute Awards. The Plan shall become effective following communication to the Company’s stockholders of the approval of the Plan in accordance with applicable provisions of Delaware law and the Exchange Act (the “Effective Date”), and shall remain in effect as provided in Section 1.3 hereof.

1.2       Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company and its Affiliates in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in that success.

1.3       Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date.

1.4       Prior Awards. As of the Effective Date no further Awards shall be made under the terms of the Company’s 2012 Equity Plan, as amended (the “Predecessor Plan”) that were in effect prior to the Effective Date. Awards granted before the Effective Date shall be governed by the terms of the Predecessor Plan.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1       “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2       “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Substitute Awards.

2.3       “Award Agreement” means a written or electronic agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

2.4       “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5       “Black Horse Entity” means Black Horse Capital Management LLC, and its Affiliates.

2.6       “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7       “Cash-Based Award” means an Award granted to a Participant whose value is denominated in cash as described in Article 9 hereof.

2.8       “Change in Control” means the first to occur of the following:

(a)       the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), other than a Black Horse Entity, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section, the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or one of its affiliates, or (D) any acquisition pursuant to a transaction that complies with (c)(i), (c)(ii) and (c)(iii) below;

(b)       individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c)       consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or entity resulting from such Business Combination (including, without limitation, a corporation or entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or any corporation or entity resulting from such Business Combination), other than a Black Horse Entity, beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation or entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation or entity, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation or entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

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(d)       approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to a Section 409A Award, the Committee may specify that the definition of Change in Control must also constitute an event that is a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.

2.9       “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.10       “Committee” means the Board, or any committee appointed by the Board, to administer Awards to Participants, as specified in Article 3 hereof.

2.11       “Company” means Humanigen, Inc., a Delaware corporation and any successor thereto as provided in Article 17 hereof.

2.12       “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

2.13       “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be considered an Employee under the Plan.

2.14       “Disability” shall have the meaning ascribed to such term in the Award Agreement. If no such definition is provided in the Award Agreement, “Disability” shall mean a medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than six months if such disabling condition renders the person unable to perform the material and substantial duties of his or her occupation. With respect to Section 409A Awards that become payable upon a disability, such disability must also qualify as a disability within the meaning of Treasury Regulation 1.409A-3(i)(4).

2.15       “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

2.16       “Employee” means any employee of the Company or its Subsidiaries or Affiliates.

2.17       “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.18       “Fair Market Value” as of any date and in respect of any Share means the then most recent closing price of a Share reflected in the consolidated trading tables of the Wall Street Journal or any other publication selected by the Board or a Committee, provided that, if Shares shall not have been traded on the OTCQB Venture Market or a national securities exchange for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of Shares shall be as determined by the Committee in such other manner as it may deem appropriate, provided that such valuation is consistent with the requirements of Section 409A. In no event shall the fair market value of any Share be less than its par value.

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2.19       “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 hereof.

2.20       “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 hereof and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422. To the extent that an option is granted that is intended to meet the requirements of Code Section 422, but fails to meet such requirements, the option will be treated as a NQSO.

2.21       “Insider” shall mean an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.22       “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 hereof and that is not intended to be treated as an Incentive Stock Option, or that otherwise does not meet such requirements.

2.23       “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 hereof.

2.24       “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.25       “Participant” means an Employee, a Director or a Consultant who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

2.26       “Performance Share” means an Award granted to a Participant whose value is denominated in Shares and is earned by satisfaction of specified performance goals and such other terms and conditions that the Committee may specify, as described in Article 9 hereof.

2.27       “Performance Unit” means an Award granted to a Participant whose value is specified by the Committee and is earned by satisfaction of specified performance goals and such other terms and conditions that the Committee may specify, as described in Article 9 hereof.

2.28       “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is not permitted (e.g., based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.

2.29       “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.30       “Restricted Stock” means an Award granted to a Participant pursuant to Article 8 hereof.

2.31       “Restricted Stock Units” means an Award granted to a Participant whose value is denominated in Shares and is earned by satisfaction of specified service requirements and such other terms and conditions that the Committee may specify, as described in Article 9 hereof.

2.32       “Retirement” means a termination of employment after attaining age 55 and completing 5 years of service or such other definition set forth in an Award Agreement.

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2.33       “Section 409A” means Code Section 409A and the regulations and other guidance issued thereunder.

2.34       “Section 409A Award” means an Award that is subject to the requirements of Section 409A.

2.35       “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor act thereto.

2.36       “Shares” means the Company’s common stock, par value $0.001 per share.

2.37       “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 hereof.

2.38       “Stock Award” means an Award of Shares granted to a Participant pursuant to Section 8.7 hereof.

2.39       “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding equity or equity-based awards previously granted by a company or other entity (i) all or a portion of the assets or equity of which is acquired by the Company or a Subsidiary, or (ii) with which the Company or a Subsidiary merges or otherwise combines.

2.40       “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company directly or indirectly has a majority voting interest.

2.41       “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 hereof, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3. Administration

3.1       General. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company.

3.2       Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein (including, with respect to Section 409A Awards, the requirements of Section 409A), the Committee shall have full power to select Employees, Directors and Consultants who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions, including vesting criteria, of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of the Plan. As permitted by law and the terms of the Plan, the Committee may delegate its authority herein. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted hereunder.

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3.3       Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.

Article 4. Shares Subject to the Plan and Maximum Awards and Substituted Awards

4.1       Number of Shares Available for Grants; Share Counting and Reacquired Shares. The number of Shares reserved for issuance to Participants shall be 35 million (35,000,000). Shares issued under the Plan may be authorized but unissued shares or treasury shares. The number of Shares reserved for issuance to Participants under the Plan is subject to adjustment as provided in Section 4.2 hereof.

For purposes of counting the number of Shares available for Awards under the Plan, the full number of shares of the Company’s common stock covered by Freestanding SARs shall be counted against the number of Shares available for Awards (i.e., not the net Shares issued in satisfaction of a Freestanding SAR Award); provided, however, that Freestanding SARs that may be settled in cash only shall not be so counted. Additionally, if an Option may be settled by issuing net Shares (i.e., withholding a number of Shares equal to the exercise price), the full number of shares of the Company’s common stock covered by the Option shall be counted against the number of Shares available for Awards, not the net Shares issued in satisfaction of an Option. If any Award (a) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part, or (b) results in any Shares not being issued (including as a result of any Award that was permitted to be settled either in cash or in stock actually being settled in cash), the unissued Shares covered by such Award shall again be available for the grant of Awards; provided, however, in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code. The following Shares shall not be added back to the number of Shares available for the future grant of Awards: (i) shares of the Company’s common stock tendered to the Company by a Participant to (A) purchase shares of the Company’s common stock upon the exercise of an Award, or (B) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation); (ii) shares of the Company’s common stock that were subject to a stock-settled SAR granted under the Plan that were not issued upon the exercise of such SAR, and (iii) shares of the Company’s common stock repurchased by the Company on the open market using the proceeds from the exercise of an Award. Subject to the foregoing, the Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

The maximum number of Shares which may be issued under Incentive Stock Options granted under the Plan is 35 million (35,000,000).

4.2       Adjustments in Authorized Shares. In the event of material changes in the outstanding number of Shares or in the capital structure of the Company by reason of a stock split, stock or extraordinary dividend, a reverse stock split, or an extraordinary corporate transaction, such as any recapitalization, merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, the Committee shall make an appropriate adjustment in the number and class of Shares that may be delivered under Section 4.1, and in the number, class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

4.3       Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

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4.4       Limit on Compensation Paid to Directors. The total compensation paid to a single Director in any calendar year, including the cash compensation and the cash value of all equity Awards granted to the Director in such calendar year, shall not exceed $750,000. Such annual limit shall be measured based on the value of an Award as of the date the Award is granted (not the date of payment). Accordingly, the annual limit shall not include the value of an Award in the calendar year when it is paid or vests if such year is different from the year the Award is granted. For purposes of this Section 4.4, Director compensation in any calendar year shall include amounts or grants that would have been paid or made, as applicable, to the Director in the calendar year absent the Director’s election to defer such compensation to a subsequent year.

4.5       Substitute Awards.

(a)       Notwithstanding any terms or conditions of the Plan to the contrary, Substitute Awards may have substantially the same terms and conditions, including without limitation provisions relating to vesting, exercise periods, expiration, payment, forfeiture, and the consequences of termination of service, as the awards that they replace, as determined by the Committee in its sole discretion.

(b)       The recipient or holder of a Substitute Award shall be an eligible Participant hereunder even if not an Employee, Director or Consultant with respect to the Company or an Affiliate.

(c)       In the case of a Substitute Award, the date of grant may be treated as the effective date of the grant of such Award under the original plan under which the award was authorized.

(d)       The per share exercise price of an Option that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the date of grant, provided that such substitution or adjustment complies with applicable laws and regulations, including the listing requirements of the OTCQB Venture Market or any national securities exchange on which the Company’s common stock may then be listed or quoted and Section 409A or Section 424 of the Code, as applicable. The per share exercise price of a Freestanding SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the date of grant, provided that such substitution or adjustment complies with applicable laws and regulations, including the listing requirements of the OTCQB Venture Market or any national securities exchange on which the Company’s common stock may then be listed or quoted and Section 409A, as applicable.

(e)       Anything to the contrary in this Plan notwithstanding, any Shares underlying Substitute Awards shall not be counted against the limits set forth in Section 4.1. Anything to the contrary in this Plan notwithstanding, any Shares underlying Substitute Awards shall not be counted against the number of Shares authorized for issuance or the maximum number of Shares which may be issued under Incentive Stock Options, and the lapse, expiration, termination, forfeiture or cancellation of any Substitute Award without the issuance of Shares or payment of cash thereunder shall not result in an increase the number of Shares available for issuance under the Plan.

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Article 5. Eligibility and Participation

5.1       Eligibility. Persons eligible to participate in this Plan include all Employees, Directors and Consultants.

5.2       Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

5.3       Newly Eligible Participants. The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any Participant who becomes eligible to participate in the Plan after the commencement of an award or incentive period.

5.4       Leaves of Absence. The Committee shall be entitled to make such rules, regulations, and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine: (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan; and (b) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. Notwithstanding the foregoing, with respect to any Section 409A Award, all leaves of absences and determinations of terminations of employment must be construed and interpreted consistent with the requirements of Section 409A and the definition of “separation from service” thereunder.

Article 6. Stock Options

6.1       Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Notwithstanding the foregoing, Incentive Stock Options may only be granted to Employees of Humanigen, Inc. or its Affiliates or Subsidiaries; provided that the Affiliate or Subsidiary is a type of entity whose employees can receive such options under Code Sections 422 and 424.

6.2       Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

6.3       Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, the per-share exercise price shall not be less than 100 percent of the Fair Market Value of the Shares on the date the Option is granted. With respect to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the stock of the Company or any Subsidiary, the Option Price of Shares subject to an ISO shall be at least 110% of the Fair Market Value of such Shares on the ISO’s grant date.

6.4       Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided that the Option must expire on or before the date that is the tenth anniversary of the date of grant. Notwithstanding the foregoing, with respect to ISOs, in the case of a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the stock of the Company or any Subsidiary, no such ISO shall be exercisable later than the fifth anniversary of the grant date.

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6.5       Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6       Payment. Options granted under this Article 6 shall be exercised by the delivery of a written or electronic notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (c) by a combination of (a) and (b); or (d) any other method approved by the Committee in its sole discretion. The tendering of previously acquired shares may be done through attestation. No fractional shares may be tendered or accepted in payment of the Option Price.

Cashless exercises are permitted pursuant to Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7       Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8       Nontransferability of Options.

(a)       Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b)       Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided however, that no NQSO shall be transferable for value or consideration. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or such Participant’s legal representative.

(c)       Domestic Relations Orders. Notwithstanding paragraphs (a) and (b) above in this Section 6.8, subject to the approval of the Committee, an Option may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation Section 1.421-1(b)(2). If an Option is an ISO, such Option may be deemed to be a NQSO as a result of such transfer.

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6.9       Restriction on Cash Buyouts of Underwater Options. The Company may not purchase, cancel or buy out an underwater Option in exchange for cash without first obtaining Shareholder approval.

6.10       Dividends on Unvested Shares. Any dividends with respect to the Shares issued in connection with the exercise of an Option shall not be paid to the Participant until the Shares to which the dividends relate vest. If any Shares are forfeited, the Participant shall have no right to the dividends related to the forfeited Shares.

6.11       $100,000 Limitation on ISOs. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing ISOs, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as NQSOs, notwithstanding any contrary provision of the applicable Award Agreement.

Article 7. Stock Appreciation Rights

7.1       Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant price of a Freestanding SAR shall not be less than the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

7.2       SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3       Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that the SAR must expire on or before the date that is the tenth anniversary of the date of grant.

7.4       Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.5       Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

7.6       Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

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(a)       The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by

(b)       The number of Shares with respect to which the SAR is exercised.

In the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof, or in any other manner approved by the Committee. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7       Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or such Participant’s legal representative. Notwithstanding the foregoing, unless otherwise provided in a Participant’s Award Agreement, subject to the approval of the Committee, a SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by applicable law.

7.8       Restriction on Cash Buyouts of Underwater SARs. The Company may not purchase, cancel or buy out an underwater SAR in exchange for cash without first obtaining Shareholder approval.

7.9       Dividends on Unvested Shares. Any dividends with respect to the Shares issued in connection with the exercise of a SAR shall not be paid to the Participant until the Shares to which the dividends relate vest. If any Shares are forfeited, the Participant shall have no right to the dividends related to the forfeited Shares.

Article 8. Restricted Stock/Stock Awards

8.1       Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts, as the Committee shall determine.

8.2       Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

8.3       Transferability. Unless otherwise specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or such Participant’s legal representative. Notwithstanding the foregoing, unless otherwise provided in a Participant’s Award Agreement, subject to the approval of the Committee, the Shares of Restricted Stock granted herein may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by applicable law.

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8.4       Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5       Voting Rights. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6       Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Stock Awards granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held; provided that, any dividends with respect to the Restricted Stock or Stock Awards shall not be paid to the Participant until the Shares of Restricted Stock or Stock Awards to which the dividends relate vest. If any Shares of Restricted Stock or Stock Awards are forfeited, the Participant shall have no right to the dividends related to the forfeited Shares.

8.7       Stock Award. The Committee may grant and award Shares to a Participant that are not subject to Periods of Restrictions and which may be subject to such conditions or provisions as the Committee determines.

Article 9. Restricted Stock Units, Performance Units, Performance Shares, and Cash-Based Awards

9.1       Grant of Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards. Subject to the terms of the Plan, Restricted Stock Units, Performance Shares, Performance Units, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2       Award Agreement. At the Committee’s discretion, each grant of Restricted Stock Units, Performance Shares, Performance Units and Cash-Based Awards may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures and/or service requirements, if any, applicable to the Award, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

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9.3       Value of Performance Units/Shares and Cash-Based Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Restricted Stock Unit and Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as may be determined by the Committee. The Committee shall set performance goals and/or service requirements in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards that will be paid out to the Participant. Generally, a Participant’s right to receive amounts under a Restricted Stock Unit award shall be based on the Participant’s satisfaction of a service requirement and such other terms and conditions that the Committee may specify. Generally, a Participant’s right to receive amounts under a Performance Unit, Performance Share or Cash-Based Award shall be based on the satisfaction of a performance requirement and such other terms and conditions that the Committee may specify. The Committee has full discretionary authority to establish performance goals and/or service requirements, and a performance goal may include a service requirement. For purposes of this Article 9, the time period during which the performance goals and/or service requirements must be met shall be called a “Performance Period.”

9.4       Earning of Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards. Subject to the terms of this Plan and the Award Agreement (if any), after the applicable Performance Period has ended, the holder of Restricted Stock Units, Performance Units, Performance Shares or Cash-Based Awards shall be entitled to receive payout on the number and value of Restricted Stock Units, Performance Units, Performance Shares or Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals and/or service requirements have been achieved. Unless otherwise determined by the Committee, notwithstanding any other provision of the Plan, payment of Cash-Based Awards shall only be made for those Participants who are Directors or in the employ of the Company at the end of the Performance Period or, if none has been specified, the end of the applicable award year.

9.5       Form and Timing of Payment of Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards. Payment of earned Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards shall be as determined by the Committee and, if applicable, as evidenced in the related Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

Unless otherwise provided by the Committee, Participants holding Restricted Stock Units, Performance Units, or Performance Shares may be entitled to receive dividends or dividend units with respect to dividends declared on Shares underlying such Awards. No dividends or dividend units with respect to the Restricted Stock Units, Performance Units, or Performance Shares shall not be paid to the Participant until the Restricted Stock Units, Performance Units, or Performance Shares to which the dividends relate vest. If any Restricted Stock Units, Performance Units, or Performance Shares are forfeited, the Participant shall have no right to the dividends or dividend units related to the forfeited Awards.

9.6       Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under such Awards shall be exercisable during the Participant’s lifetime only by such Participant or such Participant’s legal representative. Notwithstanding the foregoing, if provided in a Participant’s Award Agreement, subject to the approval of the Committee, Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards granted herein may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by applicable law, including Section 409A of the Code, to the extent applicable.

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Article 10. Beneficiary Designation

The Committee may permit Participants under the Plan to name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a beneficiary designation has not been made, or the beneficiary was not properly designated (in the sole discretion of the Committee), has died or cannot be found, all payments after death shall be paid to the Participant’s estate. In case of disputes over the proper beneficiary, the Company reserves the right to make any or all payments to the Participant’s estate.

Article 11. Deferrals

Subject to the requirements of Section 409A, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, payment of a Stock Award or the satisfaction of any requirements or goals with respect to Restricted Stock Units, Performance Units/Shares and Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals provided that such rules must comply with the requirements of Section 409A.

Article 12. Rights of Participants

12.1       Employment. Nothing in the Plan shall confer upon any Participant any right to continue in the Company’s employ, or as a Director, or as a Consultant, or interfere with or limit in any way the right of the Company to terminate any Participant’s employment or directorship at any time.

12.2       Participation. No Employee, Director or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

12.3       Rights as a Stockholder. Except as provided in Sections 8.5, 8.6 and 9.5, a Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such shares.

Article 13. Termination of Employment/Directorship/Consulting Relationship

Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to such Participant’s outstanding Award(s) following termination of the Participant’s employment or directorship or consulting services with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreements entered into with each Participant, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

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Article 14. Change in Control

14.1       Treatment of Outstanding Awards Other than Cash-Based Awards. In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, the treatment of non-Cash-Based Awards shall be as specified in the applicable Award Agreement. Subject to such applicable laws, rules and regulations, and unless the Committee specifies otherwise in the Award Agreement:

(a)       Non-Cash-Based Awards will fully vest if: (i) the Awards are not continued or assumed (e.g., the Awards are not equitably converted or substituted for awards of a successor entity) in connection with the Change in Control; or (ii) the Participant has a qualifying termination of his or her service relationship (as defined in the Award Agreement) within two years following the date of the Change in Control. In the event that non-Cash-Based Awards to Participant are not so continued or assumed in connection with the Change in Control or in the event of a qualifying termination of his or her service relationship (as defined in the Award Agreement) within two years following the date of the Change in Control, then upon such Change in Control or such qualifying termination (as the case may be):

(i)       Any and all Options and SARs granted hereunder shall become fully exercisable during their remaining term; and

(ii)       Any restriction periods and restrictions imposed on Restricted Stock that are not performance-based shall lapse; and

(iii)       The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period (s) as of the effective date of the Change in Control or such qualifying termination. The vesting of all such Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control or such qualifying termination and shall be paid out to the Participants within thirty (30) days following the effective date of the Change in Control or such qualifying termination based upon an assumed achievement of all relevant target performance goals (such payment shall be in full satisfaction of the Award). Such Awards denominated in cash shall be paid to the Participants in cash within thirty (30) days following the effective date of the Change in Control or such qualifying termination based on an assumed achievement of all relevant target performance goals (such payment shall be in full satisfaction of the Award). Restricted Stock Units shall be fully vested as of the effective date of the Change in Control or such qualifying termination, and the full value of such an Award shall be paid out to the Participants within thirty (30) days following the effective date of the Change in Control or such qualifying termination. Notwithstanding the foregoing, in the event that the Award is not so continued or assumed in connection with a Change in Control, the payment of a Section 409A Award will only be accelerated if the Change in Control also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A and will not result in additional taxes under Section 409A.

14.2       Treatment of Cash-Based Awards. In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, the treatment of Cash-Based Awards shall be as specified in the applicable Award Agreement or resolutions adopted by the Committee. Subject to such applicable laws, rules and regulations, unless the Committee shall provide otherwise in the Award Agreement or resolutions adopted by the Committee:

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(a)       Cash-Based Awards will fully vest if: (i) the Awards are not continued or assumed (e.g., the Awards are not equitably converted or substituted for awards of a successor entity) in connection with the Change in Control; or (ii) the Participant has a qualifying termination of his or her service relationship (as defined in the Award Agreement) within two years following the date of the Change in Control. In the event that the Cash-Based Awards granted to Participants are not so continued or assumed or in the event of a qualifying termination of the service relationship (as defined in the Award Agreement) within two years following the date of the Change in Control, the vesting of all outstanding Cash-Based Awards shall be accelerated as of the date of such event (and, in the case of performance-based Cash-Based Awards, based on an assumed achievement of all relevant target performance goals), and all Cash-Based Awards shall be paid to Participants in cash within thirty (30) days following the effective date of such event (such payment shall be in full satisfaction of the Award). Notwithstanding the foregoing, in the event that the Cash-Based Awards is not so continued or assumed in connection with a Change in Control, the payment of a Cash-Based Section 409A Award will only be accelerated if the Change in Control also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A and will not result in additional taxes under Section 409A.

14.3       Code Section 280G. The acceleration or payment of Awards could, in certain circumstances, subject the Participant to the excise tax provided under Section 4999 of the Code. Notwithstanding any other provision of this Agreement or any other plan, arrangement or agreement to the contrary, if any of the payments or benefits provided or to be provided by the Company or its Affiliates to a Participant pursuant to the terms of this Plan or otherwise (“Covered Payments”) constitute parachute payments (“Parachute Payments”) within the meaning of Section 280G of the Code, as amended (the “Code”) and would, but for this Section 14.3 be subject to the excise tax imposed under Section 4999 of the Code (or any successor provision thereto) or any similar tax imposed by state or local law or any interest or penalties with respect to such taxes (collectively, the “Excise Tax”), then prior to making the Covered Payments, a calculation shall be made comparing (i) the Net Benefit (as defined below) to the Participant of the Covered Payments after payment of the Excise Tax to (ii) the Net Benefit to the Participant if the Covered Payments are limited to the extent necessary to avoid being subject to the Excise Tax. Only if the amount calculated under (i) above is less than the amount under (ii) above will the Covered Payments be reduced to the minimum extent necessary to ensure that no portion of the Covered Payments is subject to the Excise Tax (that amount, the “Reduced Amount”). “Net Benefit” shall mean the present value of the Covered Payments net of all federal, state, local, foreign income, employment and excise taxes.

In the event the Participant is party to an employment agreement or severance plan that specifies which Covered Payments shall be reduced to result in the Reduced Amount as provided in the previous paragraph, the terms of such agreement or plan shall apply. If not, the Covered Payments shall be reduced in a manner that maximizes the Participant’s economic position. In applying this principle, the reduction shall be made in a manner that will not trigger taxes under Section 409A of the Code, and where two economically equivalent amounts are subject to reduction but payable at different times, the amount payable at the later time shall be reduced first.

The application of the rules in Section 14.3 shall be made by the Company in its sole discretion and any such determination shall be conclusive and binding on the Participant.

14.4       Expenses. The Company shall pay all legal fees, court costs, fees of experts and other costs and expenses when incurred by a Participant in connection with any actual, threatened or contemplated litigation or legal, administrative or other proceeding involving the provisions of Section 14.3, whether or not initiated by the Participant.

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The reimbursements of such expenses and costs shall comply with the requirements of Section 409A, which generally require (i) that the amount of expenses and costs eligible for reimbursement during a calendar year may not affect the expenses and costs eligible for reimbursement in any other taxable year; (ii) the reimbursement of an eligible expense or cost is made on or before the last day of the calendar year following the calendar year in which the expense or cost was incurred; and (iii) the right to reimbursement is not subject to liquidation or exchange for another benefit.

Notwithstanding the foregoing, the Participant shall be solely responsible for any amounts the Participant owes under Code Sections 4999 or 409A, and the Company and the Committee shall have no liability for such amounts.

14.5       Cancellation of Underwater Options or SARs. In the event of a Change in Control, in the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a Share in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

14.6       Termination, Amendment, and Modifications of Change-in-Control Provisions. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan and any rights or benefits provided to a Participant pursuant to this Article 14 without the prior written consent of the Participant with respect to said Participant’s outstanding Awards; provided, however, the Committee may terminate, amend, or modify this Article 14 at any time and from time to time prior to the date of a Change in Control.

Article 15. Amendment, Modification, Termination and Tax Compliance.

15.1       Amendment, Modification, and Termination. Subject to the terms of the Plan, the Committee or the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.

15.2       Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that no consent is required for any amendment the Committee deems necessary or appropriate to comply with applicable legal or tax requirements.

15.3       Shareholder Approval Required for Certain Amendments. Shareholder approval will be required for any amendment of the Plan that does any of the following: (a) permits the grant of any Option with an Option Price less than the Fair Market Value of the Shares on the date of grant; (b) reduces the Option Price of an outstanding Option by lowering the Option Price, by canceling an outstanding Option and granting a replacement Option with a lower exercise price, or by exchanging the outstanding Option with another stock-based or cash Award; (c) permits the grant of any SAR with a grant price that is less than the Fair Market Value of the Shares on the date of grant; or (d) reduces the grant price of an outstanding SAR by lowering the grant price, by canceling an outstanding SAR and granting a replacement SAR with a lower exercise price, or by exchanging the outstanding SAR with another stock-based or cash Award.

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15.4       Compliance with Section 409A. It is intended that Awards under this Plan are either exempt from Section 409A or are structured to comply with the requirements of Section 409A. The Plan shall be administered and interpreted in accordance with that intent. By way of example, the following rules shall apply:

•	Any provision of the Plan that would conflict with the requirements of a Section 409A Award shall not apply to a Section 409A Award.

•	Any adjustment or modification to an Award shall be made in compliance with Section 409A (e.g., any adjustment to an Option or SAR under Section 4.2 shall be made in accordance with the requirements of Section 409A).

•	For Section 409A Awards, all rights to amend, terminate or modify the Plan or any Award are subject to the requirements and limitations of Section 409A.

•	For Section 409A Awards, any payment or distribution that is triggered upon termination or cessation of employment or a comparable event shall be interpreted consistent with the definition of “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h).

•	With respect to amounts payable under a Section 409A Award, in the event that a Participant is a “specified employee” as defined in Section 409A, any amount that is payable in connection with the Participant’s separation from service shall not be paid prior to the date which is six months after the date the Participant separates from service (or, if earlier, the date the Participant dies). A Participant who is subject to the restriction described in the previous sentence shall be paid on the first day of the seventh month after the Participant’s separation from service an amount equal to the benefit that the Participant would have received during such six month period absent the restriction.

While the Company intends for Awards to either be exempt from or in compliance with Section 409A, neither the Company nor the Committee shall be liable to any person for the tax consequences of any failure to comply with the requirements of Section 409A or any other tax consequences relating to Awards under this Plan.

Article 16. Withholding

The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan; provided that the amount that is withheld, or may be withheld at the Participant’s discretion, cannot exceed the amount of the taxes owed by the Participant using the maximum statutory tax rate in the Participant’s applicable jurisdiction(s). The Participant may satisfy, totally or in part, his obligations pursuant to this Article by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options and SARs (ii) the date of payment, in respect of Stock Awards, Restricted Stock Units, Performance Units, Performance Shares, or Cash-Based Awards, and (iii) the expiration of the Period of Restriction, in respect of Restricted Stock. Any election made under this Article shall be irrevocable by the Participant and may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.

Article 17. Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

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Article 18. General Provisions

18.1       Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

18.2       Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.3       Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.4       Recoupment. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Recoupment Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Recoupment Policy. By accepting an Award, the Participant is agreeing to be bound by the Recoupment Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

18.5       Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

18.6       Listing. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Option with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any national securities laws, stock exchange, or automated quotation system.

18.7       Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.8       No Additional Rights. Neither the Award nor any benefits arising under this Plan shall constitute part of an employment contract between the Participant and the Company or any Subsidiary or Affiliate, and accordingly, subject to Section 15.2, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or any Affiliate for severance payments.

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18.9       Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:

(a)       Determine which Affiliates and Subsidiaries will be covered by the Plan or relevant subplans;

(b)       Determine which Employees employed outside the United States are eligible to become Participants in the Plan;

(c)       Modify the terms and conditions of any Award granted to Participants who are employed outside the United States;

(d)       Establish subplans, modified exercise procedures, and other terms and procedures to the extent such actions may be necessary, advisable or convenient, or to the extent appropriate to provide maximum flexibility for the Participant’s financial planning. Any subplans and modifications to the Plan terms or procedures established under this Section 18.9 by the Committee shall be filed with the Plan document as Appendices; and

(e)       Take any action, before or after an Award is made, which the Committee deems advisable to obtain, comply with, or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals, as they may affect this Plan, any subplan, or any Participant.

18.10       Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

18.11       Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law, rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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